UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2007 (March 1, 2007)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 1, 2007, the company issued a press release describing the company's financial results for the quarter and twelve months ended December 31, 2006. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

A conference call has been scheduled for March 2, 2007 at 11:00 a.m. EST. Listeners may access the conference call live over the Internet through a link on the home page of the company's website at http://www.kaman.com. In its discussion, management may include certain non-GAAP measures related to company performance. A reconciliation of this information will be provided in the exhibits to the conference call and will be available through the Internet link provided above.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following document is furnished as an Exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1 - Press Release of the company regarding financial performance for the quarter and twelve months ended December 31, 2006, dated March 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert M. Garneau
Robert M. Garneau
Executive Vice President and
Chief Financial Officer

Date: March 1, 2007

Index to Exhibits

Exhibit	Description

99.1	Press release dated March 1, 2007	Attached